UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2018

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01              Other Events.

On November 13, 2018, Corporate Office Properties Trust (the “Company”) and Corporate Office Properties, L.P. (the “Operating Partnership”) entered into (i) a separate sales agreement (each, a “Sales Agreement” and collectively, the “Sales Agreements”) with each of Barclays Capital Inc., Robert W. Baird & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, BTIG, LLC, Capital One Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc. and Wells Fargo Securities, LLC (or certain of their respective affiliates) (each, an “Agent,” and collectively, the “Agents” and, with respect to Barclays Capital, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc. and Wells Fargo Securities, LLC (or affiliates thereof), collectively, in their capacity as forward purchasers, the “Forward Purchasers” and in their capacity as forward sellers, the “Forward Sellers”), under which the Company may issue and/or sell up to an aggregate of $300,000,000 of the Company’s common shares of beneficial interest, par value $0.01 per share (the “Shares”) over a period of time and from time to time, and (ii) a separate Master Forward Confirmation (each, a “Master Forward Confirmation” and collectively, the “Master Forward Confirmations”) with each of the Forward Purchasers.

The sales, if any, of the Shares made under the Sales Agreements will be made in “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, the existing trading market for the Shares, or sales made to or through a market maker or through an electronic communications network. In addition, the Shares may be offered and sold by such other methods, including privately negotiated transactions (including block transactions), as the Company and an Agent or a Forward Seller agree to in writing.

The Sales Agreements provide that, in addition to the issuance and sale of Shares by the Company through the Agents, the Company may also enter into one or more forward sale agreements under any of the Master Forward Confirmations. In connection with any forward sale agreement, the relevant Forward Purchaser or its affiliate will, at the Company’s request, borrow from third parties and, through its affiliated Forward Seller, sell a number of Shares equal to the number of Shares underlying such forward sale agreement. In no event will the aggregate number of Shares sold through the Agents under the Sales Agreements or pursuant to the forward sale agreements and under the Master Forward Confirmations have an aggregate sales price in excess of $300,000,000.

The Company may sell the Shares in amounts and at times to be determined by the Company from time to time, although the Company has no obligation to sell any of the Shares.  Sales of the Shares, if any, made through the Agents, as sales agents, may be made by means of ordinary brokers’ transactions on the New York Stock Exchange, or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or in negotiated transactions or as otherwise agreed by the Company and the applicable Agent.  Each Agent has agreed to use its commercially reasonable efforts to sell the Shares.  The Company will pay each Agent a commission of up to 2.0% of the gross sales price of all Shares sold through such Agent under the applicable Sales Agreement.  The Company or any of the Agents may at any time suspend the offering or terminate the applicable Sales Agreement pursuant to the terms of the applicable Sales Agreement.

The Company also may sell Shares to one or more of the Agents, as principal for their own accounts, at a price per Share agreed upon at the time of sale. If the Company sells Shares to one or more Agents, as principal, the Company will enter into a separate terms agreement with such Agent or Agents, and will describe the agreement in a separate prospectus supplement or pricing supplement.

The Company will not initially receive any proceeds from the sale of borrowed Shares by a Forward Seller.  The Company expects to fully physically settle each particular forward sale agreement (by delivering Shares) with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of Shares underlying the particular forward sale agreement multiplied by the relevant forward sale price.  However, subject to certain conditions, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or Shares (in the case of net share settlement) to the relevant Forward Purchaser.

The term of any forward sale agreement may not be less than three months or more than two years and will be determined at the time of any forward sale.

The Company intends to contribute the net proceeds from the offering to the Operating Partnership for purposes which may include funding for development activities, reducing borrowings under the Company’s unsecured revolving credit facility, the repayment of other indebtedness, financing for acquisitions and general corporate purposes.

The Shares will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-210714) filed with the Securities and Exchange Commission on April 12, 2016, and a prospectus supplement, dated November 13, 2018, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.  This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

In connection with the offering, the Company terminated certain Sales Agreements, dated September 12, 2016, with each of Barclays Capital Inc., Citigroup Global Markets Inc., Robert W. Baird & Co. Incorporated, BTIG, LLC, Capital One Securities, Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC.

A Sales Agreement is filed as Exhibit 1.1 to this Current Report and a Master Forward Confirmation is filed as Exhibit 10.1 to this Current Report. The description of the Sales Agreements and Master Forward Confirmations does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement and Master Forward Confirmation filed as an exhibit hereto and incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits.

Exhibit Number	Description
1.1	Sales Agreement, dated November 13, 2018, among Corporate Office Properties Trust, Corporate Office Properties, L.P., Barclays Bank PLC and Barclays Capital Inc.(1)

(1)  Schedule of Additional Sales Agreements. Pursuant to Instruction 2 to Item 601 of Regulation S-K, the Company and the Operating Partnership have filed a copy of one of the Sales Agreements, and have set forth as follows the other documents omitted.   The Company and the Operating Partnership acknowledge that the Commission may at any time in its discretion require filing of copies of any documents so omitted.

1.              Sales Agreement, dated November 13, 2018, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Robert W. Baird & Co. Incorporated

5.1	Opinion of Saul Ewing Arnstein & Lehr, LLP

8.1	Tax Opinion of Morgan, Lewis & Bockius LLP

10.1	Master Forward Confirmation, dated November 13, 2018, between Corporate Office Properties Trust and Barclays Bank PLC(2)

23.1	Consent of Saul Ewing Arnstein & Lehr, LLP (included in Exhibit 5.1)

23.2	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 8.1)

2.              Sales Agreement, dated November 13, 2018, among Corporate Office Properties Trust, Corporate Office Properties, L. P., Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

3.              Sales Agreement, dated November 13, 2018, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and BTIG, LLC

4.              Sales Agreement, dated November 13, 2018, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Capital One Securities, Inc.

5.              Sales Agreement, dated November 13, 2018, among Corporate Office Properties Trust, Corporate Office Properties, L. P., Citigroup Global Markets Limited and Citigroup Global Markets, Inc.

6.              Sales Agreement, dated November 13, 2018, among Corporate Office Properties Trust, Corporate Office Properties, L. P., JPMorgan Chase Bank, National Association, London Branch and J.P. Morgan Securities LLC

7.              Sales Agreement, dated November 13, 2018, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and KeyBanc Capital Markets Inc.

8.              Sales Agreement, dated November 13, 2018, among Corporate Office Properties Trust, Corporate Office Properties, L. P., Wells Fargo Bank, National Association and Wells Fargo Securities, LLC

(2)  Schedule of Additional Master Forward Confirmations. Pursuant to Instruction 2 to Item 601 of Regulation S-K, the Company and the Operating Partnership have filed a copy of one of the Master Forward Confirmations, and have set forth as follows the other documents omitted.   The Company and the Operating Partnership acknowledge that the Commission may at any time in its discretion require filing of copies of any documents so omitted.

1.              Master Forward Confirmation, dated November 13, 2018, between Corporate Office Properties Trust and Bank of America, N.A.

2.              Master Forward Confirmation, dated November 13, 2018, between Corporate Office Properties Trust and Citigroup Global Markets Limited

3.              Master Forward Confirmation, dated November 13, 2018, between Corporate Office Properties Trust and JPMorgan Chase Bank, National Association, London Branch

4.              Master Forward Confirmation, dated November 13, 2018, between Corporate Office Properties Trust and KeyBanc Capital Markets Inc.

5.              Master Forward Confirmation, dated November 13, 2018, between Corporate Office Properties Trust and Wells Fargo Bank, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2018

CORPORATE OFFICE PROPERTIES TRUST

	By:	/s/ Anthony Mifsud
Name: Anthony Mifsud
Title: Executive Vice President and Chief Financial Officer